UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2010

URANERZ ENERGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	001-32974	98-0365605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1701 East “E” Street
PO Box 50850
Casper, Wyoming 85605
USA
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (307) 265-8900

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On December 1, 2010, Uranerz Energy Corporation issued a press release entitled “Uranerz Enters Into Financing Agreement With Haywood.”  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including the exhibit attached hereto which is incorporated herein by reference, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the Securities and Exchange Commission (the “SEC”) pursuant to Regulation FD.

Exhibit No.                    Description

99.1                                Press Release, dated December 1, 2010*

* Furnished to the SEC pursuant to Item 7.01 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANERZ ENERGY CORPORATION
DATE: December 1, 2010
	By:	/s/ “Sandra R. MacKay”
Sandra R. MacKay
Corporate Secretary